Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19940-LMI
	}	(Jointly Administered)
BANKUNITED FINANCIAL (1) CORPORATION, ET AL.	}
	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM	October 1, 2010	TO	October 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, as CRO
Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

(1) On the Petition Date, the following affiliated entities filed concurrently for Chapter 11:

BankUnited Financial Corporation (Case #09-19940)

BankUnited Financial Services, Inc. (Case #09-19941)

CRE America Corporation (Case #09-19942)

MOR-1 (3)

GENERAL DISCLAIMER

These bankruptcy cases were filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtors as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtors expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Disclaimer (3)

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING	October 1, 2010	AND ENDING	October 31, 2010

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number	09-19940-LMI
Date of Petition:	May 22, 2009		(Jointly Administered)

				CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD			$13,317,803	(a)	$—	(b)

2.	RECEIPTS:
	A.	Cash Sales		$—		$—

		Minus: Cash Refunds	(-)	$—		$—

		Net Cash Sales		$—		$—

	B.	Accounts Receivable		$—		$—

	C.	Other Receipts (See MOR-3)		$829		$19,566,200

	(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)			$829		$19,566,200

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)			$13,318,632		$19,566,200

5	DISBURSEMENTS
	A.	Advertising		$—		$141,170

	B.	Bank Charges		$82		$1,833

	C.	Contract Labor		$—		$—

	D.	Fixed Asset Payments (not incl. in “N”)		$—		$—	(1)

	E.	Insurance		$—		$—

	F.	Inventory Payments (See Attach. 2)		$—		$—

	G.	Leases		$—		$—

	H.	Manufacturing Supplies		$—		$—

	I.	Office Supplies		$—		$1,043

	J.	Payroll - Net (See Attachment 4B)		$—		$—

	K.	Professional Fees (Accounting & Legal)		$212,273		$6,169,072

	L.	Rent		$—		$—

	M.	Repairs & Maintenance		$—		$—

	N.	Secured Creditor Payments (See Attach. 2)		$—		$—

	O.	Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P.	Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q.	Taxes Paid - Other (See Attachment 4C)		$—		$1,147

	R.	Telephone		$—		$—

	S.	Travel & Entertainment		$—		$562

	T.	U.S. Trustee Quarterly Fees		$7,150		$38,350

	U.	Utilities		$—		$—

	V.	Vehicle Expenses		$—		$—

	W.	Other Operating Expenses (See MOR-3)		$1,160		$115,056

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)			$220,665		$6,468,234

7.	ENDING BALANCE (Line 4 Minus Line 6)			$13,097,967	(c)	$13,097,966	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 2nd day of December , 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

(1) Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.

MOR-2 (3)

BankUnited Financial Corporation, et al.,DIP

Consolidated Income Statement

For the Period Ended October 31, 2010

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	0	0	0	0
Insurance Premium Refunds	0	0	0	0	0
Preference Recoveries	0	0	0	0	0
Retainer Recoveries	0	0	0	0	0
Transfer from Old Bank	0	0	0	0	0

Total Income	0	0	0	0	0
Expense
Administrative	0	0	0	0	0
Advertising	0	0	0	0	0
Bank Charges	82	0	0	0	82
Board Compensation	0	0	0	0	0
Contract Labor	0	0	0	0	0
Insurance	0	0	0	0	0
Other Operating Expenses	1,160	0	0	0	1,160
Professional Fees
CRO Fees	20,000	0	0	0	20,000
Financial Advisor Fees
Fin. Advisor Fees - Committee	10,360	0	0	0	10,360
Fin. Advisor Fees - Debtor	16,317	0	0	0	16,317

Financial Advisor Fees	26,678	0	0	0	26,678
Financial Advisor Reimb Expense
Fin. Adv. Reimb Exp - Committee	978	0	0	0	978
Fin. Adv. Reimb Exp - Debtor	83	0	0	0	83

Financial Advisor Reimb Expense	1,060	0	0	0	1,060
Legal Fees
Legal Fees - Committee	60,956	0	0	0	60,956
Legal Fees - Debtor	98,682	0	0	0	98,682
Legal Fees - Other	0	0	0	0	0

Legal Fees	159,638	0	0	0	159,638
Legal Reimb Expenses
Legal Reimb Exp - Committee	2,097	0	0	0	2,097
Legal Reimb Exp - Debtor	2,800	0	0	0	2,800
Legal Reimb Exp - Other	0	0	0	0	0

Legal Reimb Expense	4,897	0	0	0	4,897

Total Professional Fees	212,273	0	0	0	212,273
Taxes	0	0	0	0	0
U.S. Trustee Quarterly Fees	6,500	325	0	325	7,150

Total Expense	220,015	325	0	325	220,665

Net Ordinary Income	(220,015)	(325)	0	(325)	(220,665)

Other Income/Expense
Other Income
Other Receipts
Miscellaneous Receipts	0	0	0	0	0
Interest Income	678	135	2	14	829

Total Other Receipts	678	135	2	14	829

Total Other Income	678	135	2	14	829

Net Other Income	678	135	2	14	829

Net Incr./(Decr.) in Cash During Period	(219,338)	(190)	2	(311)	(219,837)

BankUnited Financial Corporation, et al.,DIP

Consolidated Income Statement

Inception to Date (October 31, 2010)

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	515	0	0	515
Insurance Premium Refunds	191,931	0	0	0	191,931
Other Receipts (See MOR-3)	0	98,238	0	0	98,238
Preference Recoveries	431,970	0	0	0	431,970
Retainer Recoveries	407,141	0	0	0	407,141
Transfer from Old Bank	11,391,219	2,033,234	30,550	239,791	13,694,794

Total Income	12,422,262	2,131,987	30,550	239,791.20	14,824,590
Expense
Administrative	40,908	0	0	0	40,908
Advertising	141,170	0	0	0	141,170
Bank Charges	1,834	0	0	0	1,834
Board Compensation	114,000	0	0	0	114,000
Contract Labor	0	796	0	0	796
Insurance	0	0	0	0	0
Office Supplies	1,043	0	0	0	1,043
Other Operating Expenses	51,635	300	150	21,266	73,351
Professional Fees
CRO Fees	370,000	0	0	0	370,000
Financial Advisor Fees	821,003	0	0	0	821,003
Financial Advisor Reimb Expense	14,524	0	0	0	14,524
Legal Fees	4,697,318	0	0	0	4,697,318
Legal Reimb Expense	152,228	0	0	0	152,228

Total Professional Fees	6,055,073	0	0	0	6,055,073
Travel & Entertainment	0	0	0	0	0
Taxes	0	0	0	0	0
U.S. Trustee Quarterly Fees	34,125	1,950	0	2,275	38,350

Total Expense	6,439,788	3,046	150	23,541	6,466,526

Net Ordinary Income	5,982,474	2,128,941	30,400	216,250	8,358,065
Other Income/Expense
Other Income
Other Receipts
Miscellaneous Receipts	0	363	0	0	363
Interest Income	11,306	1,921	26	203	13,457

Total Other Receipts	11,306	2,284	26	203	13,820

Total Other Income	11,306	2,284	26	203	13,820

Net Other Income	11,306	2,284	26	203	13,820

Net Income	5,993,780	2,131,225	30,426	216,453	8,371,884

BankUnited Financial Corporation, et al.,DIP

Consolidated Balance Sheet

As of October 31, 2010

	BankUnited Financial Corp., DIP			BankUnited Financial Svc., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)
Post-Petition Bank Accounts	10,669,324			2,131,225
Brokerage Accounts	—			—
FHLB Overnight Deposit	51,635			—

Total Checking/Savings			10,720,960			2,131,225
Accounts Receivable			16,163			—	(3)
Other Current Assets
Deposits	—			—
Income Tax Receivable	1,008,753			197,196
Other Receivables	—			107,783	(3)
Prepaid Assets	—			—
Related Party Loans Receivable	14,503,977	(4)		—

Total Other Current Assets			15,512,730			304,979

Total Current Assets			26,249,853			2,436,204

Fixed Assets
Accumulated Depreciation	—			—
Furniture and Equipment	—			—

Total Fixed Assets			—			—
Other Assets
Deferred Offering Cost	—			—
Deferred Tax Asset	29,567			—
Investment in BKUN Stat Trust	7,121,000			—
Investment in Partnerships	1,256,465	(5)		—
Investment in Subsidiaries	—			—
Painting & Other Art Works	36,111			—
Timeshare	—			—
Trademarks	—			—

Total Other Assets			8,443,143			—

TOTAL ASSETS(1)			34,692,996			2,436,204

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	652,578			—
Accrued Interest Payable	11,127,142			—
Convertible Notes -BUFC-3.125%	120,000,000			—
Deferred Taxes	5,232,489			—
Forward Purchase Contract	2,652,223			—
Related Party Loans Payable	—			3,401,671	(4)
Sub Sr Note - BUFC - 6.37% 4/07	184,000,000			—
Subdebt@3MTH - BUFC- L+3% 09/07	12,500,000			—
Subnotes - BUFC	237,261,000			—

Total Pre-Petition Liabilities			573,425,431			3,401,671

Total Liabilities			573,425,431			3,401,671

Equity
Retained Earnings - Pre-Petition	(544,835,839)			(3,096,692)
Retained Earnings - Post Petition	5,993,780			2,131,225
Unrealized Gain/(Loss) on Investment in Partnerships	110,234			—
Total Equity			(538,731,824)			(965,467)

TOTAL LIABILITIES & EQUITY(1)			34,693,607			2,436,204

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

BankUnited Financial Corporation, et al.,DIP

Consolidated Balance Sheet

As of October 31, 2010

	BU Realty Corp.		CRE America Corp., DIP			TOTAL BUFC, et al., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	— (2)		—	(2)		—
Post-Petition Bank Accounts	29,329		216,453			13,046,331
Brokerage Accounts	—		—			—
FHLB Overnight Deposit	—		—			51,635

Total Checking/Savings		29,329			216,453	13,097,966
Accounts Receivable		—			—	16,163
Other Current Assets
Deposits	—		—			—
Income Tax Receivable	—		613			1,206,562
Other Receivables	—		—			107,783
Prepaid Assets	—		—			—
Related Party Loans Receivable	—		7,460	(4)		14,511,437

Total Other Current Assets		—			8,073	15,825,782

Total Current Assets		29,329			224,526	28,939,912

Fixed Assets
Accumulated Depreciation	—		—			—
Furniture and Equipment	—		—			—

Total Fixed Assets		—			—	—
Other Assets
Deferred Offering Cost	—		—			—
Deferred Tax Asset	—		—			29,567
Investment in BKUN Stat Trust	—		—			7,121,000
Investment in Partnerships	—		—			1,256,465
Investment in Subsidiaries	—		—			—
Painting & Other Art Works	—		—			36,111
Timeshare	—		578,449			578,449

Trademarks	—		—			—

Total Other Assets		—			578,449	9,021,592

TOTAL ASSETS(1)		29,329			802,975	37,961,503

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	—		—			652,578
Accrued Interest Payable	—		—			11,127,142
Convertible Notes -BUFC-3.125%	—		—			120,000,000
Deferred Taxes	—		—			5,232,489
Forward Purchase Contract	—		—			2,652,223
Related Party Loans Payable	—		—			3,401,671
Sub Sr Note - BUFC - 6.37% 4/07	—		—			184,000,000
Subdebt@3MTH - BUFC- L+3% 09/07	—		—			12,500,000
Subnotes - BUFC	—		—			237,261,000

Total Pre-Petition Liabilities		—			—	576,827,103

Total Liabilities		—			—	576,827,103

Equity
Retained Earnings - Pre-Petition	—		586,522			(547,346,009)
Retained Earnings - Post Petition	30,426		216,453			8,371,884
Unrealized Gain/(Loss) on Investment in Partnerships	—		—			110,234
Total Equity		30,426			802,975	(538,863,890)

TOTAL LIABILITIES & EQUITY(1)		30,426			802,975	37,963,212

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

BankUnited Financial Corporation, et al.,DIP

Notes to the Financial Statements

For the Period Ended October 31, 2010

Notes to the Financial Statements:

(1)	All cash accounts are listed at their current cash balances. All other balances reported were obtained from Debtors’ trial balances prepared as of May 21, 2009. Actual existence, ownership, and value have not been confirmed as of the Reporting Date. This balance sheet is subject to change should any variations in asset and liability values be discovered subsequent to the filing of this Report.
(2)	All pre-petition bank accounts were closed in June 2009 when the balance of funds were transferred to the respective BankUnited Financial Corp., et al., DIP accounts.
(3)	LPL Financial Corporation (LPL) entered into an agreement with BankUnited Financial Corporation (BUFC) and BankUnited Financial Services (BUFS) to sell, in non-debtor subsidiary BankUnited, FSB bank branches using the BUFS name, financial planning products and advisory services, including equities, debt securities, open-end/closed-end mutual funds, and public limited partnerships. Commissions for the sale of these products are due semi-monthly. It has not been confirmed whether any commissions are currently outstanding and, if so, whether the amounts have been incorporated into the Debtor’s trial balance for the purposes of these financial statements.
(4)	Intercompany accounts included in the Debtors’ trial balances. In addition to outstanding balances with BUFS and CRE America Corp. (CRE), BUFC listed intercompany loans to BankUnited, FSB ($11,114,391) and BU Realty Corporation ($4,625), both of which are not included in the filing of this jointly-administered case.
(5)	Market value of investments in Malta Hedge Fund II, LP and SOAM Capital Partners, LP per the latest month-end or quarter-end statements provided.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19941-LMI
}
BANKUNITED FINANCIAL SERVICES, INC.	}
	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM	October 1, 2010	TO	October 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, as CRO
Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1 (2)

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING	October 1, 2010	AND ENDING	October 31, 2010

Name of Debtor:	BANKUNITED FINANCIAL SERVICES, INC.	Case Number	09-19941-LMI
Date of Petition:	May 22, 2009

				CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD			$2,131,415	(a)	$—	(b)

2.	RECEIPTS:
	A.	Cash Sales		$—		$—

		Minus: Cash Refunds	(-)	$—		$—

		Net Cash Sales		$—		$—

	B.	Accounts Receivable		$—		$—

	C.	Other Receipts (See MOR-3)		$135		$2,134,272

(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)			$135		$2,134,272

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)			$2,131,550		$2,134,272

5	DISBURSEMENTS
	A.	Advertising		$—		$—

	B.	Bank Charges		$—		$—

	C.	Contract Labor		$—		$796

	D.	Fixed Asset Payments (not incl. in “N”)		$—		$—

	E.	Insurance		$—		$—

	F.	Inventory Payments (See Attach. 2)		$—		$—

	G.	Leases		$—		$—

	H.	Manufacturing Supplies		$—		$—

	I.	Office Supplies		$—		$—

	J.	Payroll - Net (See Attachment 4B)		$—		$—

	K.	Professional Fees (Accounting & Legal)		$—		$—

	L.	Rent		$—		$—

	M.	Repairs & Maintenance		$—		$—

	N.	Secured Creditor Payments (See Attach. 2)		$—		$—

	O.	Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P.	Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q.	Taxes Paid - Other (See Attachment 4C)		$—		$—

	R.	Telephone		$—		$—

	S.	Travel & Entertainment		$—		$—

	T.	U.S. Trustee Quarterly Fees		$325		$1,950

	U.	Utilities		$—		$—

	V.	Vehicle Expenses		$—		$—

	W.	Other Operating Expenses (See MOR-3)		$—		$300

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)			$325		$3,046

7.	ENDING BALANCE (Line 4 Minus Line 6)			$2,131,225	(c)	$2,131,225	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 2nd day of December, 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2 (2)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19942-LMI
}
CRE AMERICA CORPORATION	}
	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM	October 1, 2010	TO	October 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, as CRO
Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING	October 1, 2010	AND ENDING	October 31, 2010

Name of Debtor:	CRE AMERICA CORPORATION	Case Number	09-19942-LMI
Date of Petition:	May 22, 2009

				CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD			$216,764	(a)	$—	(b)

2.	RECEIPTS:
	A.	Cash Sales		$—		$—

		Minus: Cash Refunds	(-)	$—		$—

		Net Cash Sales		$—		$—

	B.	Accounts Receivable		$—		$—

	C.	Other Receipts (See MOR-3)		$14		$239,994

(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)			$14		$239,994

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)			$216,777		$239,994

5	DISBURSEMENTS
	A.	Advertising		$—		$—

	B.	Bank Charges		$—		$—

	C.	Contract Labor		$—		$—

	D.	Fixed Asset Payments (not incl. in “N”)		$—		$—

	E.	Insurance		$—		$—

	F.	Inventory Payments (See Attach. 2)		$—		$—

	G.	Leases		$—		$—

	H.	Manufacturing Supplies		$—		$—

	I.	Office Supplies		$—		$—

	J.	Payroll - Net (See Attachment 4B)		$—		$—

	K.	Professional Fees (Accounting & Legal)		$—		$—

	L.	Rent		$—		$—

	M.	Repairs & Maintenance		$—		$—

	N.	Secured Creditor Payments (See Attach. 2)		$—		$—

	O.	Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P.	Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q.	Taxes Paid - Other (See Attachment 4C)		$—		$—

	R.	Telephone		$—		$—

	S.	Travel & Entertainment		$—		$—

	T.	U.S. Trustee Quarterly Fees		$325		$2,275

	U.	Utilities		$—		$—

	V.	Vehicle Expenses		$—		$—

	W.	Other Operating Expenses (See MOR-3)		$—		$21,266

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)			$325		$23,541

7.	ENDING BALANCE (Line 4 Minus Line 6)			$216,452	(c)	$216,452	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 2nd day of December, 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2